UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2012

First PacTrust Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-49806	04-3639825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 236-5211

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2012, First PacTrust Bancorp, Inc. (the “Company”) completed the issuance and sale of $33,000,000 aggregate principal amount of its 7.50% Senior Notes due April 15, 2020 (the “Notes”) at a price to the public of $25.00 per Note (the “Notes Offering”). The Notes Offering was completed pursuant to the Prospectus, filed as a part of the Company’s Registration Statement on Form S-3 with the SEC, dated November 23, 2010, as supplemented by a prospectus supplement in preliminary form dated April 10, 2012 and in final form dated April 18, 2012 and two free writing prospectuses dated April 10, 2012 and April 18, 2012. In connection with the Notes Offering, the Company entered into a Purchase Agreement, dated April 18, 2012, with Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein (the “Purchase Agreement”). The Notes were sold to the underwriters at a price of $24.00 per Note. The Notes were issued under the Senior Debt Securities Indenture, dated as of April 23, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of April 23, 2012 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes are the Company’s senior unsecured debt obligations and rank equally with all of the Company’s other present and future unsecured unsubordinated obligations. The Notes bear interest at a per-annum rate of 7.50%. The Company will make interest payments on the Notes quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on July 15, 2012. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Notes will mature on April 15, 2020. However, the Company may, at the Company’s option, on April 15, 2015, or on any scheduled interest payment date thereafter, redeem the Notes in whole or in part on not less than 30 nor more than 60 days’ prior notice. The Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

The Indenture contains several covenants which, among other things, restrict the Company’s ability and the ability of the Company’s subsidiaries to dispose of or incur liens on the voting stock of certain subsidiaries and also contains customary events of default.

From time to time, certain of the underwriters and their affiliates have provided, and may in the future provide, various financial advisory, investment banking, commercial banking or investment management services to the Company or its affiliates, for which they have received and may continue to receive customary fees and commissions, including, but not limited to, their services in connection with the Notes Offering. The underwriters may, from time to time, engage in transactions with or perform services for the Company in the ordinary course of business. From time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

The foregoing summary of the terms of the Purchase Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Purchase Agreement, attached hereto as Exhibit 1.1; (ii) the Base Indenture, attached hereto as Exhibit 4.1; (iii) the Supplemental Indenture, attached hereto as Exhibit 4.2, and (iv) the form of the Notes, attached hereto as Exhibit 4.3, which is each incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated April 18, 2012, between First PacTrust Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein.

4.1	Senior Debt Securities Indenture, dated as of April 23, 2012, between First PacTrust Bancorp, Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.2	Supplemental Indenture, dated as of April 23, 2012, between First PacTrust Bancorp, Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.3	Form of 7.50% Senior Notes due April 15, 2020 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Silver, Freedman & Taff, L.L.P.

5.2	Opinion of Wachtell, Lipton, Rosen and Katz.

23.1	Consent of Silver, Freedman & Taff, L.L.P (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen and Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: April 23, 2012	By:	/s/ Richard Herrin
	Name:	Richard Herrin
	Title:	Executive Vice President, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated April 18, 2012, between First PacTrust Bancorp, Inc. and Sandler O’Neill & Partners, L.P., as representative of the several underwriters named therein.

4.1	Senior Debt Securities Indenture, dated as of April 23, 2012, between First PacTrust Bancorp, Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.2	Supplemental Indenture, dated as of April 23, 2012, between First PacTrust Bancorp, Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.3	Form of 7.50% Senior Notes due April 15, 2020 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Silver, Freedman & Taff, L.L.P.

5.2	Opinion of Wachtell, Lipton, Rosen and Katz.

23.1	Consent of Silver, Freedman & Taff, L.L.P (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen and Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).